UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2026

CO2 ENERGY TRANSITION CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-42417	87-2950691
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1334 Brittmoore Rd, Suite 190 Houston, Texas	77043
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 791-6817

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NOEM	The Nasdaq Stock Market LLC
Warrants	NOEMW	The Nasdaq Stock Market LLC
Rights	NOEMR	The Nasdaq Stock Market LLC
Units	NOEMU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 18, 2026, CO2 Energy Transition, LLC, a Delaware limited liability company (the “Sponsor”), the sponsor of CO2 Energy Transition Corp. (the “Company”), deposited $229,700 (the “First Extension Payment”) into the Company’s trust account, following the adoption of a resolution by the Board of Directors of the Company (the “Board”), to extend the period of time for the Company to consummate an initial merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (the “Business Combination”), for an additional one month. Following the adoption of such resolution and deposit of the First Extension Payment into the trust account, the Company has until June 22, 2026, to complete its initial Business Combination (the “Extension”).

Pursuant to the Company’s Amended & Restated Certificate of Incorporation (the “Certificate of Incorporation”), the Company had until May 22, 2026, or 18 months from the consummation of its initial public offering to consummate its initial Business Combination, provided that pursuant to the Certificate of Incorporation, the Company may, but is not obligated to, extend the period of time to consummate an initial Business Combination up to six times (i.e., up to 24 months from the initial public offering) by an additional one month each, if the Sponsor and/or its designees deposit into the trust account $229,700 ($0.0333 per share subject to redemption) for each one month extension.

If the Board of Directors anticipates that the Company may not be able to consummate an initial Business Combination by June 22, 2026, the Board of Directors, by resolution, may further extend the period of time to consummate an initial Business Combination, up to five additional times, each by an additional one month (which extensions as discussed above are subject to additional extension payments). In the event the Company’s initial Business Combination is not completed by the June 22, 2026 deadline, the Company expects to further extend the date by which the Company is required to complete its initial Business Combination.

In connection with the Extension, and to evidence the First Extension Payment, on May 18, 2026, the Company entered into a convertible promissory note dated as of the same date with its Sponsor in the principal amount of $229,700 (the “First Extension Note”).

Amounts owed under the First Extension Note do not accrue interest and are payable on the earlier of: (i) the effective date of the consummation of the Company’s initial Business Combination; or (ii) the date that the winding up of the Company is effective (such date, as applicable, the “Maturity Date”), unless accelerated upon the occurrence of an Event of Default (as defined in the First Extension Note).

Amounts outstanding under the First Extension Note, are convertible, at the option of the Sponsor, into units of the Company (“First Extension Note Units”), at a conversion price of $10.00 per First Extension Note Unit, with each unit consisting of one share of Company common stock, one warrant, and one right, with each warrant entitling the holder thereof to purchase one share of common stock at $11.50 per share, subject to adjustment as provided in the Company’s Registration Statement on Form S-1 filed in connection with its initial public offering (“IPO”), and each eight rights entitling the holder to receive one share of common stock upon completion of the Business Combination. The First Extension Note Units will be identical to the private placement units issued to the Sponsor at the time of the Company’s IPO.

The shares, warrants and rights constitute “Registrable Securities” pursuant to that certain Registration Rights Agreement, dated November 20, 2024, by and among the Company, Sponsor and certain other security holders named therein.

The foregoing description of the First Extension Note does not purport to be complete and is qualified in its entirety by the terms and conditions of the First Extension Note, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03 to the extent required herein. The maturity date of the First Extension Note may be accelerated upon the occurrence of an Event of Default (as defined therein). The Company may not prepay any outstanding principal amount under the First Extension Note in whole or in part at any time without the advance written consent of the Sponsor, which may be withheld by the Sponsor for any reason or for no reason.

Item 3.02 Unregistered Sales of Equity Securities.

The information disclosed under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02 to the extent required herein. The units, shares, warrants and rights that may be issued pursuant to the First Extension Note (the “First Extension Note Securities”) will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be issued in reliance on the exemption from registration requirements thereof provided by Section 4(a)(2) of the Securities Act. Each warrant which forms a part of the First Extension Note Units (the “First Extension Note Warrants”) will entitle the holder thereof to purchase one share of common stock of the Company at an exercise price of $11.50 per share, subject to certain adjustments. The First Extension Note Warrants will become exercisable on the later of (i) 30 days after the completion of the Business Combination and (ii) 12 months from the closing of the Company’s IPO, subject to certain conditions and exceptions. Such First Extension Note Warrants will be identical to the warrants included in the units sold in the Company’s initial public offering, except that the First Extension Note Warrants and the common stock issuable upon the exercise of the First Extension Note Warrants will not be transferable, assignable or salable until 30 days after the completion of a Business Combination, subject to certain limited exceptions. Additionally, the First Extension Note Warrants will be exercisable on a cashless basis and will be non-redeemable so long as they are held by the initial purchasers or their permitted transferees. If the First Extension Note Warrants are held by someone other than the initial purchasers or their permitted transferees, the First Extension Note Warrants will be redeemable by the Company and exercisable by such holders on the same basis as the public warrants sold in the IPO.

The First Extension Note is convertible into a maximum of 22,970 First Extension Units.

Item 7.01 Regulation FD Disclosure.

The Company continues to make progress towards completing an initial Business Combination and hopes to be in a position to disclose more details regarding such progress in the near future.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Convertible Promissory Note, dated May 18, 2026, by and between CO2 Energy Transition Corp. and CO2 Energy Transition, LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 21, 2026

CO2 ENERGY TRANSITION CORP.

By:	/s/ Brady Rodgers
Name:	Brady Rodgers
Title:	President and Chief Executive Officer

3